CENTRE FUNDS

Centre American Select Equity Fund
Centre Global ex-U.S. Select Equity Fund
Centre Multi-Asset Real Return Fund
Centre Active U.S. Treasury Fund
Centre Active U.S. Tax Exempt Fund
(each, a "Fund" and together, the "Funds")

Supplement dated June 3, 2016 to
Prospectus Dated January 28, 2016 (the "Prospectus") and
Statement of Additional Information Dated January 28, 2016 (the "SAI")

In each of the sections of the Prospectus entitled "SUMMARY OF CENTRE AMERICAN SELECT EQUITY FUND," "SUMMARY OF CENTRE GLOBAL EX-U.S. SELECT EQUITY FUND," "SUMMARY OF CENTRE MULTI-ASSET REAL RETURN FUND," "SUMMARY OF CENTRE ACTIVE U.S. TREASURY FUND," and "SUMMARY OF CENTRE ACTIVE U.S. TAX EXEMPT FUND," the paragraph under "FINANCIAL INTERMEDIARY COMPENSATION" is deleted in its entirety and replaced with the following paragraph:

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund's distributor or the Adviser may pay the intermediary for the sale of Fund shares and related services, such as certain shareholder-related services and, if applicable, distribution-related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial advisor to recommend the Fund over another investment. You should ask your financial advisor for information about any payments it may receive in connection with the Fund, any services it provides to the Fund and any fees and/or commissions it charges.

The second paragraph under "INVESTING IN A FUND – Purchasing Shares of the Funds -- Additional Purchase Information for Investing in a Fund – Choosing a Share Class" in the Prospectus is deleted in its entirety and replaced with the following paragraphs:

Investor Class shares are subject to a distribution plan that, pursuant to Rule 12b-1 under the 1940 Act, permits each Fund to pay distribution and certain shareholder servicing fees of up to 0.25% per year to those intermediaries offering Investor Class shares and providing certain other services to Investor Class shareholders (the "12b-1 Plan"). Institutional Class shares are available without a Rule 12b-1 fee to those investors eligible to purchase such shares.

The Trust has also adopted a shareholder services plan for certain non-distribution shareholder services provided by financial intermediaries. With respect to each Fund, the shareholder services plan authorizes annual payment of up to 0.15% of the average daily net assets attributable to Investor Class shares of the Fund, and up to 0.10% of the average daily net assets attributable to Institutional Class shares of the Fund.

Neither class of shares is subject to a sales charge.

The paragraph under "COMPENSATION FOR DISTRIBUTION AND SHAREHOLDER SERVICES" in the Prospectus is deleted in its entirety and replaced with the following paragraphs:

Pursuant to the 12b-1 Plan, Investor Class shares of each Fund may pay a fee to one or more persons or entities, including affiliates of the Fund, the Adviser and/or the Distributor, for rendering distribution and certain shareholder services, and for bearing any related expenses, with respect to those shares of the Fund.  The aggregate fee amount will not exceed 0.25% of a Fund's average daily net assets attributable to its Investor Class shares.

The Trust has also adopted a shareholder services plan, pursuant to which each Fund is authorized to pay third party service providers for rendering non-distribution related services. These payments may not exceed the annual rate of 0.15% with respect to Investor Class shares of a Fund, and 0.10% with respect to Institutional Class shares of a Fund.

Because these fees are paid out of a Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Additional information about distribution and shareholder service payments is in the SAI.

You should ask your financial advisor for information about any payments it may receive in connection with shares of a Fund, any services it provides to the Funds and any fees and/or commissions it charges.

The following paragraph is added as a new last paragraph under "MANAGEMENT AND OTHER SERVICE PROVIDERS" in the SAI:

Shareholder Services Plan. The Trust adopted a shareholder services plan, pursuant to which each Fund is authorized to pay third party service providers for non-distribution related services. These payments may not exceed the annual rate of 0.15% with respect to Investor Class shares of a Fund and 0.10% with respect to Institutional Class shares of a Fund.  Because the shareholder services plan was not in effect during the fiscal year ended September 30, 2015, no payments were made under the shareholder services plan during the fiscal year ended September 30, 2015.

The last sentence of the thirteenth paragraph under "ADDITIONAL TAX INFORMATION" in the SAI is deleted in its entirety and replaced with the following sentence:

The amount of any income dividends per share will differ, however, generally due to any differences in the distribution and service (Rule 12b-1) fees and/or shareholder services fees applicable to the classes.

YOU SHOULD RETAIN THIS SUPPLEMENT WITH YOUR
PROSPECTUS AND SAI FOR FUTURE REFERENCE.